YieldMax AAPL Option Income Strategy ETF
Schedule of Investments
January 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 54.6%		Par	Value
United States Treasury Note/Bond
2.63%, 04/15/2025 (a)		$28,182,000	$28,089,576
3.00%, 07/15/2025 (a)		25,223,000	25,080,183
3.88%, 01/15/2026 (a)		25,076,000	24,997,000
TOTAL U.S. TREASURY SECURITIES (Cost $78,027,138)			78,166,759

PURCHASED OPTIONS - 1.6% (b)(c)(d)	Notional Amount	Contracts
Call Options - 1.6%			$–
Apple, Inc.		–	$–
Expiration: 01/31/2025; Exercise Price: $255.00	$143,252,000	6,070	3,035
Expiration: 02/07/2025; Exercise Price: $255.00	143,252,000	6,070	69,805
Expiration: 02/21/2025; Exercise Price: $240.00	143,252,000	6,070	2,154,850
TOTAL PURCHASED OPTIONS (Cost $7,547,286)			2,227,690

SHORT-TERM INVESTMENTS - 40.9%
Money Market Funds - 1.4%		Shares
First American Government Obligations Fund - Class X, 4.32% (e)		1,997,482	1,997,482

U.S. Treasury Bills - 39.5%		Par
4.32%, 02/13/2025 (a)(f)		$19,347,000	19,324,173
4.32%, 03/11/2025 (a)(f)		19,408,000	19,326,050
4.15%, 05/15/2025 (a)(f)		18,187,000	17,973,717
U.S. Treasury Bills			56,623,940
TOTAL SHORT-TERM INVESTMENTS (Cost $58,611,230)			58,621,422

TOTAL INVESTMENTS - 97.1% (Cost $144,185,654)			139,015,871
Other Assets in Excess of Liabilities - 2.9%			4,131,640
TOTAL NET ASSETS - 100.0%			$143,147,511
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of security has been pledged to the broker in connection with options as of January 31, 2025.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(f)	The rate shown is the annualized effective yield as of January 31, 2025.

YieldMax AAPL Option Income Strategy ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (3.5)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.3)%
Apple, Inc., Expiration: 02/07/2025; Exercise Price: $245.00	$(143,252,000)	(6,070)	$(406,690)

Put Options - (3.2)%
Apple, Inc., Expiration: 02/21/2025; Exercise Price: $240.01	(143,252,000)	(6,070)	(4,574,634)
TOTAL WRITTEN OPTIONS (Premiums received $5,454,126)			$(4,981,324)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

YieldMax AAPL Option Income Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$78,166,759	$–	$78,166,759
Purchased Options	–	2,227,690	–	2,227,690
Money Market Funds	1,997,482	–	–	1,997,482
U.S. Treasury Bills	–	56,623,940	–	56,623,940
Total Investments	$1,997,482	$137,018,389	$–	$139,015,871

Liabilities:
Investments:
Written Options	$–	$(4,981,324)	$–	$(4,981,324)
Total Investments	$–	$(4,981,324)	$–	$(4,981,324)